                                                                      Exhibit 5a

[Lincoln Financial Group(R) LOGO]   Applicants signing in New York must use this form.       LINCOLN LIFE & ANNUITY
                                           CHOICEPLUS ASSURANCE(SM) (A SHARE)                  COMPANY OF NEW YORK
                                               VARIABLE ANNUITY APPLICATION              HOME OFFICE SYRACUSE, NEW YORK

All sections must be completed. Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a Contract Owner   Maximum age of Contract Owner is 85. If Trust is owner, trust documents are required.

____________________________________________________________   ________________________________________________________________
Name (first, middle initial, last)                             Social Security Number/TIN

____________________________________________________________   _______________________________   |_| Male   |_| Female
Street address   (physical street address required)            Date of birth

____________________________________________________________   ________________________________________________________________
City                      State                  ZIP           Home telephone number

____________________________________________________________   _______________________________   Is Trust revocable*
Trustee name*                                                  Date of Trust*                    |_| Yes    |_| No

1b Joint Contract Owner   Maximum age of Joint Contract Owner is 85.

____________________________________________________________   ________________________________________________________________
Name (first, middle initial, last)                             Social Security Number/TIN

_____________________________________________________________  |_| Male   |_| Female   |_| Spouse   |_| Non-Spouse
Date of birth

2a Annuitant   (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.) Maximum age of
               Annuitant is 85.

____________________________________________________________   ________________________________________________________________
Name (first, middle initial, last)                             Social Security Number/TIN

____________________________________________________________   _______________________________   |_| Male   |_| Female
Street address (physical street address required)              Date of birth

____________________________________________________________   ________________________________________________________________
City                      State                  ZIP           Home telephone number

2b Contingent Annuitant   Maximum age of Contingent Annuitant is 85

____________________________________________________________   ________________________________________________________________
Name (first, middle initial, last)                             Social Security Number/TIN

3 Beneficiary(ies)   Share percentage must equal 100%. State beneficiaries full legal name. List additional beneficiaries in
                     Section 7.

__________________________________________   ______________________________   __________________   _________________   ________ %
Full legal name |_| Primary |_| Contingent   Relationship to Contract Owner   Date of birth        SSN/TIN

_______________________________________________________________________________________________________________________________
Beneficiary address (physical street address required)

__________________________________________   ______________________________   __________________   _________________   ________ %
Full legal name |_| Primary |_| Contingent   Relationship to Contract Owner   Date of birth        SSN/TIN

_______________________________________________________________________________________________________________________________
Beneficiary address (physical street address required)

__________________________________________   ______________________________   __________________   _________________   ________ %
Full legal name |_| Primary |_| Contingent   Relationship to Contract Owner   Date of birth        SSN/TIN

_______________________________________________________________________________________________________________________________
Beneficiary address (physical street address required)

Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.

4 Type of Contract   (only choose one)

|_| NONQUALIFIED: (do NOT select plan type)

|_| TAX-QUALIFIED (must complete plan type)

PLAN TYPE (CHECK ONE): |_| Roth IRA  |_| Traditional IRA  |_| SEP  |_| 401(k)*
                       |_| 401(a)*   |_| 457(f) Executive Benefit* |_| 457(f) Government/Nonprofit*
                       |_| Other _________________________________________

*Additional Qualified Retirement Plan Hold Harmless Agreement Required.

5 Replacement   Must complete this section

What is the total amount of annuities and all inforce insurance on your life? (please list in the box below.)

If none, check this box: |_|

                                                                                 REPLACEMENT    CHECK HERE
                              FACE AMOUNT       POLICY/CONTRACT   ISSUE DATE    OR CHANGE OF      IF 1035
COMPANY                 (LIFE INSURANCE ONLY)        NUMBER       (MM/DD/YY)    POLICY/OWNER     EXCHANGE
----------------------------------------------------------------------------------------------------------
                        $                                                      |_| Yes |_| No       |_|
                        $                                                      |_| Yes |_| No       |_|
                        $                                                      |_| Yes |_| No       |_|
                        $                                                      |_| Yes |_| No       |_|

6 Additional Remarks

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

7 Declarations and Signatures

THE ANNUITY WILL BECOME EFFECTIVE ON THE DATE OF ISSUE. IN THE EVENT THE INITIAL PURCHASE PAYMENT IS NOT ACCEPTABLE,THE COMPANY'S LIABILITY IS LIMITED TO THE RETURN OF THE PAYMENT MADE. ANY ANNUITY ISSUED UPON THIS APPLICATION SHALL BE CONSIDERED A CONTRACT OF THE STATE IN WHICH THE CONTRACT IS DELIVERED AND ITS TERMS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THAT STATE.

All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of a current prospectus and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the Variable Account, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.


------------------------------------------   ---------------------------------------------------------   ----------------------
SIGNATURE OF CONTRACT OWNER                  SIGNATURE OF JOINT CONTRACT OWNER (IF APPLICABLE)           DATE

------------------------------------------   ---------------------------------------------------------
Dated at (city and state)                    Dated at (city and state)


------------------------------------------------------------------------------- ----------------------   ----------------------
SIGNATURE OF ANNUITANT (ANNUITANT MUST SIGN IF CONTRACT OWNER IS TRUST OR CUSTODIAN.)                    DATE

8 Representative's Signature

Does the applicant have any existing life insurance policies or annuity contracts?  |_| Yes   |_| No

Will the proposed contract replace any exisiting annuity or life insurance?         |_| Yes   |_| No

The represenative hereby certifies he/she witnessed the signature(s) in Section 7 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only Company approved sales materials in conjunction with the sale and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.


------------------------------------------------------------------------   ---------------------------------------------
Signature of Registered Representative                                     Registered Representative SS#

[Lincoln Financial Group(R) LOGO]   LINCOLN CHOICEPLUS ASSURANCE(SM) (A SHARE)
                                             APPLICATION SUPPLEMENT

     PLEASE NOTE: SOME OPTIONS ARE NOT AVAILABLE IN MN, NY, OR, PA, AND WA.

10a Fund Allocations

Initial Minimum: $1,500.

PLEASE INDICATE:   |_| New Contribution   |_| 1035 Exchange (Non-Qualified)   |_| Transfer (Qualified)   |_| Rollover (Qualified)

Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 10b. If no allocations are specified in Section 10a or 10b, the entire amount will be allocated to the LVIP Money Market Fund.

MUST PROVIDE A DOLLAR AMOUNT.

Initial Contribution (money with application): $ ____________
Approximate amount from previous carrier(s):   $ ____________
Total:                                         $ ____________

FUNDS & FIXED OPTIONS (use whole percentages)

LINCOLN PROFILE FUNDS
_____ % LVIP Wilshire 2010 Profile Fund
_____ % LVIP Wilshire 2020 Profile Fund
_____ % LVIP Wilshire 2030 Profile Fund
_____ % LVIP Wilshire 2040 Profile Fund
_____ % LVIP Wilshire Aggressive Profile Fund
_____ % LVIP Wilshire Conservative Profile Fund
_____ % LVIP Wilshire Moderate Profile Fund
_____ % LVIP Wilshire Moderately Aggressive Profile Fund

U.S. LARGE CAP STOCKS
_____ % AllianceBernstein VPS Growth and Income Portfolio
_____ % American Funds Growth Fund
_____ % American Funds Growth-Income Fund
_____ % Delaware VIP U.S. Growth Series
_____ % Delaware VIP Value Series
_____ % Fidelity VIP Contrafund Portfolio
_____ % Fidelity VIP Growth Portfolio
_____ % FTVIPT Mutual Shares Securities Fund
_____ % LVIP Capital Growth Fund
_____ % LVIP Delaware Growth and Income Fund
_____ % LVIP Delaware Social Awareness Fund
_____ % LVIP FI Equity-Income Fund
_____ % LVIP Janus Capital Appreciation Fund
_____ % LVIP MFS Value Fund
_____ % LVIP S&P 500 Index Fund
_____ % LVIP T. Rowe Price Growth Stock Fund
_____ % MFS VIT Utilities Series

U.S. MID CAP STOCKS
_____ % Fidelity VIP Mid Cap Portfolio
_____ % LVIP Cohen & Steers Global Real Estate Fund
_____ % LVIP Delaware Special Opportunities Fund
_____ % LVIP Mid-Cap Growth Fund
_____ % LVIP Mid-Cap Value Fund
_____ % LVIP T. Rowe Price Structured Mid-Cap Growth Fund

U.S. SMALL CAP STOCK
_____ % AllianceBernstein VPS Small/Mid Cap Value Portfolio
_____ % Delaware VIP Trend Series
_____ % FTVIPT Franklin Small-Mid Cap Growth Securities Fund
_____ % LVIP Baron Growth Opportunities Fund
_____ % LVIP Small-Cap Index Fund
_____ % LVIP Value Opportunities Fund

INTERNATIONAL/GLOBAL
_____ % AllianceBernstein VPS Global Technology Portfolio
_____ % AllianceBernstein VPS International Value Portfolio
_____ % American Funds Global Growth Fund
_____ % American Funds Global Small Capitalization Fund
_____ % American Funds International Fund
_____ % Delaware VIP Emerging Markets Series
_____ % Fidelity VIP Overseas Portfolio
_____ % LVIP Marsico International Growth Fund
_____ % LVIP Mondrian International Fund
_____ % LVIP Templeton Growth Fund

BALANCED FUNDS
_____ % FTVIPT Franklin Income Securities Fund
_____ % LVIP UBS Global Asset Allocation Fund
_____ % MFS VIT Total Return Fund Fixed Income

FIXED INCOME
_____ % American Century VP Inflation Protection Fund
_____ % Delaware VIP Capital Reserves Series
_____ % Delaware VIP Diversifi ed Income Series
_____ % Delaware VIP High Yield Series
_____ % FTVIPT Templeton Global Income Securities Fund
_____ % LVIP Delaware Bond Fund

PRESERVATION OF CAPITAL
_____ % Fixed Account ___ years (1-10)
        (Not available in MN, NY, OR, PA, and WA)
_____ % LVIP Money Market Fund
_____ % DCA Fixed Account
_____ % Total (must = 100%)

Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.

10b Dollar Cost Averaging (DCA)

$1,500 MINIMUM REQUIRED.

Total amount to DCA:                      $______________

        OR

Monthly amount to DCA:                    $______________

Over the following period (6 - 12 months)  _______________

FROM THE FOLLOWING HOLDING ACCOUNT (check one): The DCA holding account and the DCA fund elected cannot be the same. If no holding account is selected, the entire amount will be allocated to the DCA Fixed Account if available. If the DCA Fixed Account is not available, the entire amount will be allocated to the LVIP Money Market Fund.

|_|  DCA Fixed Account

|_|  Delaware VIP High Yield Series

|_|  LVIP Money Market Fund

|_|  LVIP Delaware Bond Fund

FUNDS & FIXED OPTIONS (use whole percentages)

LINCOLN PROFILE FUNDS
_____ % LVIP Wilshire 2010 Profile Fund
_____ % LVIP Wilshire 2020 Profile Fund
_____ % LVIP Wilshire 2030 Profile Fund
_____ % LVIP Wilshire 2040 Profile Fund
_____ % LVIP Wilshire Aggressive Profile Fund
_____ % LVIP Wilshire Conservative Profile Fund
_____ % LVIP Wilshire Moderate Profile Fund
_____ % LVIP Wilshire Moderately Aggressive Profile Fund

U.S. LARGE CAP STOCKS
_____ % AllianceBernstein VPS Growth and Income Portfolio
_____ % American Funds Growth Fund
_____ % American Funds Growth-Income Fund
_____ % Delaware VIP U.S. Growth Series
_____ % Delaware VIP Value Series
_____ % Fidelity VIP Contrafund Portfolio
_____ % Fidelity VIP Growth Portfolio
_____ % FTVIPT Mutual Shares Securities Fund
_____ % LVIP Capital Growth Fund
_____ % LVIP Delaware Growth and Income Fund
_____ % LVIP Delaware Social Awareness Fund
_____ % LVIP FI Equity-Income Fund
_____ % LVIP Janus Capital Appreciation Fund
_____ % LVIP MFS Value Fund
_____ % LVIP S&P 500 Index Fund
_____ % LVIP T. Rowe Price Growth Stock Fund
_____ % MFS VIT Utilities Series

U.S. MID CAP STOCKS
_____ % Fidelity VIP Mid Cap Portfolio
_____ % LVIP Cohen & Steers Global Real Estate Fund
_____ % LVIP Delaware Special Opportunities Fund
_____ % LVIP Mid-Cap Growth Fund
_____ % LVIP Mid-Cap Value Fund
_____ % LVIP T. Rowe Price Structured Mid-Cap Growth Fund

U.S. SMALL CAP STOCK
_____ % AllianceBernstein VPS Small/Mid Cap Value Portfolio
_____ % Delaware VIP Trend Series
_____ % FTVIPT Franklin Small-Mid Cap Growth Securities Fund
_____ % LVIP Baron Growth Opportunities Fund
_____ % LVIP Small-Cap Index Fund
_____ % LVIP Value Opportunities Fund

INTERNATIONAL/GLOBAL
_____ % AllianceBernstein VPS Global Technology Portfolio
_____ % AllianceBernstein VPS International Value Portfolio
_____ % American Funds Global Growth Fund
_____ % American Funds Global Small Capitalization Fund
_____ % American Funds International Fund
_____ % Delaware VIP Emerging Markets Series
_____ % Fidelity VIP Overseas Portfolio
_____ % LVIP Marsico International Growth Fund
_____ % LVIP Mondrian International Fund
_____ % LVIP Templeton Growth Fund

BALANCED FUNDS

_____ % FTVIPT Franklin Income Securities Fund
_____ % LVIP UBS Global Asset Allocation Fund
_____ % MFS VIT Total Return Fund Fixed Income

FIXED INCOME
_____ % American Century VP Inflation Protection Fund
_____ % Delaware VIP Capital Reserves Series
_____ % Delaware VIP Diversified Income Series
_____ % Delaware VIP High Yield Series
_____ % FTVIPT Templeton Global Income Securities Fund
_____ % LVIP Delaware Bond Fund

PRESERVATION OF CAPITAL
_____ % LVIP Money Market Fund
_____ % Total (must = 100%)

10c Portfolio Rebalancing

|_| I choose the Portfolio Rebalancing program. (The minimum that can be transferred is $50.)

More than one fund must be selected (see Section 10b). Transfers will occur on the first day through the 28th day of the month. If no start date is indicated or an incorrect start date is chosen, the start date will be the 15th of the month. If no frequency is selected frequency will be quarterly. Portfolio Rebalancing cannot be elected if choosing an American Legacy Asset Allocation Model.

Select Frequency of Rebalancing:

|_| Monthly   |_| Quarterly   |_| Semi-Annually   |_| Annually   |_| Start Date: (mm/dd/yy): ______________

11 Automatic Bank Draft

________________________________________________________________________________
Print Account Holder Name(s) EXACTLY as shown on bank records

_________________________________________________   ____________________________
Bank Name                                           Bank Telephone Number

Monthly Amount $ ___________________________ Automatic Bank Draft Start Date: ____________________________
                                                                              Month Day   (1 - 28)   Year

|_| Checking (Attach a "Voided" Check) OR |_| Savings (Attach a Deposit Slip)

I/We hereby authorize Lincoln to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln has received written notification from me/us of its termination in such time and manner as to afford Lincoln and the fi nancial institution a reasonable opportunity to act on it.

12 Automatic Withdrawal Service

Note: Withdrawals exceeding the free withdrawal amount of premium payments per year may be subject to contingent deferred sales charges. Withdrawal minimum:
$50 per distribution/$300 annually.

Please provide me with automatic withdrawals based on:

|_|  _____% of total contract value (may be between 1-10%).

|_|  An amount of $ _________________

|_| Lincoln SmartSecurity(R) Advantage 1-year: Automatic withdrawals based on _____% of the Guaranteed Amount (may be between 1-5%).

|_| Lincoln SmartSecurity(R) Advantage 5-year: Automatic withdrawals based on _____% of the Guaranteed Amount (may be between 1-7%).

IF ELECTING A LINCOLN SMARTSECURITY(R) ADVANTAGE AUTOMATIC WITHDRAWAL SERVICE OPTION, THE WITHDRAWALS WILL AUTOMATICALLY INCREASE IF THE ACCOUNT VALUE STEP-UP RESULTS IN A HIGHER MAXIMUM WITHDRAWAL AMOUNT. ADDITIONAL WITHDRAWALS ABOVE THE MAXIMUM WITHDRAWAL AMOUNTS, INDICATED ABOVE, COULD RESULT IN A GREATER REDUCTION OF THE GUARANTEED AMOUNT.

PAYMENT FREQUENCY:  |_| Monthly   |_| Quarterly   |_| Semi-Annually   |_| Annually (If frequency is not marked it
                                                                                   will be set for Annually.)

PAYMENT START DATE: |_| 5th       |_| 10th        |_| 20th (If date is not marked it will be set for the 20th.)

Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.

Elect One:   |_| Do withhold taxes. Amount to be withheld ______ (must be at least 10%)

             |_| Do not withhold taxes

Payout Method: Direct Deposit |_| Checking (Attach a "Voided" Check) OR |_| Savings (Attach a Deposit Slip)

I/We authorize Lincoln to deposit payments to the account and financial institution identified below. Lincoln is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln of a change in sufficient time to act. I/We also agree to hold Lincoln harmless for the date funds are actually credited to my/our account by my/our financial institution. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

_________________________________________________   ____________________________
Bank Name                                           Bank Telephone Number

13 Rights of Accumulation (ROA)/Letter of Intent (LOI)

ROA - My client owns a total of $ __________ in ChoicePlus contracts and mutual funds of the fund families in the contract.

LOI - My client expects to contribute $ __________ to the ChoicePlus ANNUITY contract in the next 13 months.

Note: Please include the deposit amount for the purchase of this contract in both the ROA and LOI figures indicated above.

14 Additional Remarks

________________________________________________________________________________

15 Benefit Options (Please consult your prospectus for charges, age restrictions, and benefit information.)

DEATH BENEFITS

Select One: (If no benefit is specified, the default Death Benefit will be the Guarantee of Principal Death Benefit.)

|_| Account Value Death Benefit                                   |_| Guarantee of Principal Death Benefit
|_| Enhanced Guaranteed Minimum Death Benefit (Annual Step-Up)    |_| Estate Enhancement Benefit (not available in NY, WA)

LIVING BENEFITS

Owner election to reset either the 4LATER(SM) Income Base or the Lincoln SmartSecurity(R) Advantage Guaranteed Amount, as applicable, will automatically be performed by us, unless you select the manual reset option below. Anytime a reset occurs the charge for the rider may increase.

|_| I/We elect the manual reset of Income Base or Guaranteed Amount.

LINCOLN SMARTSECURITY(R) ADVANTAGE

|_| I/We hereby elect the 5-Year Elective Step-up. (Manual Reset Only)
|_| I/We hereby elect the 1-Year Automatic Step-up. (Single Life)
|_| I/We hereby elect the 1-Year Automatic Step-up. (Joint Life must be Spouse as Joint Owner or 100% Primary Beneficiary)

4LATER(SM) ADVANTAGE

|_|  I/We hereby elect the 4LATER(SM) Advantage.

i4LIFE(R) ADVANTAGE MUST BE SELECTED ON A SEPARATE FORM.

16 Authorization and Signature

I/We understand that there are charges and fees associated with this annuity and that there may be an additional charge for optional benefits provided through a rider/endorsement or amendment. I/We also understand that contingent deferred surrender charges may apply if I/we make a withdrawal, surrender this annuity or exchange it for another annuity prior to the expiration of any sales charge period.

By signing below, I the contract owner, certify that I understand and agree with the selections made.

_________________________________________________   ____________________________
Contract Owner's Signature                          Date

17 Dealer Information   Note: Licensing appointment with Lincoln is required for
                        this application to be processed. If more than two representatives, please indicate names and percentages in Additional Remarks Section.

|_| Standard

________________________________________________________________________   _______________________________   ______%
Registered Representative's Signature (Servicing Representative)           Registered Representative's SSN   Split

________________________________________________________________________   ________________________________________
Registered Representative's Name (Print as it appears on NASD Licensing)   Registered Representative's Telephone

________________________________________________________________________   _______________________________   ______%
Additional Registered Representative                                       Registered Representative's SSN   Split

________________________________________________________________________
Client Account Number at Dealer (if applicable)

__________________________________________________________________________________________________________________
Broker/Dealer Name

__________________________________________________________________________________________________________________
Branch Address                                      City                           State              Zip

__________________________________________________________________________________________________________________
Branch Number                                       Registered Representative Number

Mail completed application to: Lincoln Financial Group          Overnight Mail Address: Lincoln Financial Group
                               Servicing Office - PO Box 2348                           New Business Operations - IA
                               Fort Wayne, IN 46801-2348                                1300 South Clinton Street
                                                                                        Fort Wayne, IN 46802-3506

[Lincoln Financial Group (R) LOGO]

CUSTOMER IDENTIFICATION VERIFICATION FORM

IMPORTANT INFORMATION ABOUT NEW CUSTOMER IDENTIFICATION PROCEDURES

Policy/Contract #: ___________________________________

The USA PATRIOT Act requires all financial institutions, including The Lincoln National Life Insurance Company, to obtain, verify, and maintain information that identifies each person who opens a new account with the Company. To meet this federal obligation we will ask for your name, address, date of birth or articles of incorporation or similar documents and other information, including a driver's license or other government issued identification that will allow us to verify your identity. This process may include the use of third party sources to verify the information provided.

For policies or contracts owned by a Trust, new customer identification procedures will require the Company to obtain a copy of a Trust instrument. Any Trust instrument will be retained solely for purposes of customer identification as required by law and the Company accepts no responsibility for the enforcement or administration of any of the terms thereof.

Information required for each OWNER. Use additional forms if necessary.

OWNER                                                              JOINT OWNER
Name: ___________________________________________________________  Name: ___________________________________________________________

SSN/Tax ID #: ___________________________________________________  SSN/Tax ID #: ___________________________________________________

Date of Birth: __________________________________________________  Date of Birth: __________________________________________________

Address: (Select One, No PO Box)                                   Address: (Select One, No PO Box)

Residential: ____________________________________________________  Residential: ____________________________________________________
                          (Street Address)                                                      (Street Address)
_________________________________________________________________  _________________________________________________________________
                      (City, State, Zip)                                                     (City, State, Zip)

Business: _______________________________________________________  Business: _______________________________________________________
                      (Street Address)                                                        (Street Address)

_________________________________________________________________  _________________________________________________________________
                      (City, State, Zip)                                                     (City, State, Zip)

Check one form of ID:                                              Check one form of ID:

Individual Owner          Non-Individual Owner                     Individual Owner          Non-Individual Owner
|_| Driver's License      |_| Certified Articles of Incorporation  |_| Driver's License      |_| Certified Articles of Incorporation
|_| Passport              |_| Partnership Agreement                |_| Passport              |_| Partnership Agreement
|_| Social Security Card  |_| Trust Document                       |_| Social Security Card  |_| Trust Document
|_| Alien Card                                                     |_| Alien Card
|_| Military ID                                                    |_| Military ID
|_| Official Birth Certificate (not a copy)                        |_| Official Birth Certificate (not a copy)

_________________________________________________________________  _________________________________________________________________
ID Number                               State/Country of Issuance  ID Number                               State/Country of Issuance

_________________________________________________________________  _________________________________________________________________
Identification Expiration Date                                     Identification Expiration Date

The Licensed Representative signed below certifies that:

I personally met with the proposed Owner(s), reviewed the government issued identification described in the attached documentation and verified, to the best of my knowledge, that it accurately reflects the identify of the proposed Owner(s).

_________________________________________________________________  _________________________________________________________________
Licensed Representative Name                                       Licensed Representative Signature

Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.